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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 3, 2008

MAGNA ENTERTAINMENT CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-30578 (Commission File Number)	98-0208374 (I.R.S. Employer Identification No.)

337 Magna Drive, Aurora, Ontario, Canada L4G 7K1

(Address of Principal Executive Offices) (Zip Code)

(905) 726-2462

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02    Termination of a Material Definitive Agreement

On November 3, 2008, the Registrant issued a press release in which it announced that its agreement to sell approximately 489 acres of excess real estate located in Ocala, Florida to Lincoln Property Company and Orion Investment Properties, Inc. for a purchase price of $16.5 million cash was terminated by the prospective purchasers. MEC still intends to sell the Ocala property and will re-initiate its marketing efforts.

Item 2.02    Results of Operations and Financial Condition

On November 5, 2008, the Registrant issued a press release in which it announced its unaudited financial results for the third quarter ended September 30, 2008.

The full text of the press release issued by the Registrant is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.01    Regulation FD Disclosure

On November 3, 2008, the Registrant issued a press release relating to the matters disclosed in Item 1.02, a copy of which is attached as Exhibit 99.2 to this current Form 8-K and incorporated by reference herein.

On November 4, 2008, the Registrant issued a press release, a copy of which is attached as Exhibit 99.3 to this Current Report on Form 8-K and incorporated by reference herein.

On November 5, 2008, the Registrant issued a press release in which it reported on the November 4, 2008 approval by Maryland voters of the proposed state constitutional amendment authorizing the State to issue up to five video lottery licenses for the installation and operation of up to 15,000 video lottery terminals ("VLTs") for the purpose of raising revenue for education. The Maryland Jockey Club, a subsidiary of the Registrant, expects to pursue a VLT license for Laurel Park as soon as practicable after the administrative aspects of the license application process are finalized by applicable regulators. The Maryland Jockey Club also expects that both its Laurel Park and Pimlico Race Course will be entitled to share in Maryland VLT revenues through purse contributions. A copy of that press release is attached as Exhibit 99.4 to this Current Report on Form 8-K and incorporated by reference herein.

The information contained under this Item 7.01 (including Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4) shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1	Earnings Press Release dated November 5, 2008.
Exhibit 99.2	Copy of Press Release dated November 3, 2008.
Exhibit 99.3	Copy of Press Release dated November 4, 2008.
Exhibit 99.4	Copy of Press Release dated November 5, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAGNA ENTERTAINMENT CORP.
(Registrant)
November 6, 2008	by:	/s/ WILLIAM G. FORD William G. Ford Secretary

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  Item 1.02 Termination of a Material Definitive Agreement
  Item 2.02 Results of Operations and Financial Condition
  Item 7.01 Regulation FD Disclosure
  Item 9.01 Financial Statements and Exhibits
SIGNATURES